United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

Breezer Ventures Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-129229	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202-351 No. 13 Mai zidian zao ying bei li, Chaoyang District, Beijing, 100024

(Address of principal executive offices with zip code)

011-852-131-4607-6574

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 8.01: Other Events

On April 29, 2008, Breezer Ventures Inc. changed its office phone number from 778.838.5617 to 011-852-131-4607-6574 and its office address from Suite 117 - 2416 Main Street, Vancouver, British Columbia to 202-351 No. 13 Mai zidian zao ying bei li, Chaoyang District, Beijing, 100024.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Breezer Ventures Inc.

Signed: /s/ Angeni Singh

Name: Angeni Singh

Title: President and Chief Executive Officer

Date: April 30, 2008